SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K



                        Commission File No.: 0-9503

                              Current Report


                              July 29, 1998
            (Date of Report - Date of Earliest Event Reported)



                      DIGITAL PRODUCTS CORPORATION

        Florida                                         59-1141879
(State or other jurisdiction of                       (IRS Employer
Incorporation or organization)                       Identification No)

                         3001 SW 10th Street
                    Pompano Beach, Florida 33069
               (Address of Principal Executive Offices)


                          (800) 670-7790
                 (Registrant's Telephone Number)




        (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

        On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of June was filed with the Bankruptcy Court on July 30, 1998.

                       UNITED STATES BANKRUPTCY COURT
                        SOUTHERN DISTRICT OF FLORIDA
                              MIAMI DIVISION


IN RE:                                               CASE NUMBER

                                                     97-21987BKC-RBR

                                                     JUDGE RAYMOND B. RAY

DEBTOR.                                              CHAPTER 11


             DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                           FOR THE PERIOD

                  FROM   6/1/98    TO    6/30/98



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                Robert Furr
                                                Attorney for Debtor


        Debtor's Address                         Attorney's Address
        And Phone Number:                        and Phone Number:

        3001 SW 10th Street                      1499 W Palmetto Road

        Pompano Beach, FL 33069                  Boca Raton, FL 33486

        (800) 670-7790                           (561) 395-0500

                    Monthly Financial Report for Business

For the Period Beginning:    6/1/98     and Ending:        6/30/98

Name of Debtor: Digital Products Corporation        Case No: 97-21987 BKC RBR

Date of Petition:                4/3/97

                                                       Current             Cumulative
                                                       Month               Petition to Date
        1. Cash at Beginning of Period                 $  46,375.59        $    60,846.09
        2. Receipts:
              A. Cash Sales                                  -                   -
                Less: Cash Refunds                           -                   -
                Net Cash Sales                               -                   -
              B. Collections on Post Petition A/R      $ 258,482.30          3,108,986.20
              C. Collections on Pre Petition A/R             -                 432,498.78
              D. Other Receipts                              500.00            321,676.29
        3. TOTAL RECEIPTS                                258,982.30          3,863,161.27
        4. TOTAL CASH AVAILABLE FOR
             OPERATIONS (Line 1 + Line 3)                305,357.89          3,924,007.36

        5. DISBURSEMENTS
             A. U.S. Trustee Quarterly Fees                3,750.00             15,000.00
             B. Net Payroll                               81,564.10            977,686.09
             C. Payroll Taxes Paid                        35,355.39            442,811.91
             D. Sales and Use Taxes
             E. Other Taxes                                2,668.00             12,858.85
             F. Rent                                      22,963.84            112,835.12
             G. Other Leases                               1,000.00             81,301.93
             H. Telephone                                 10,810.56            313,722.73
             I. Utilities                                    -                     -
             J. Travel & Entertainment                     4,259.42            196,385.22
             K. Vehicle Expenses                             -                     -
             L. Office Supplies                              577.77             36,152.57
             M. Advertising                                                     13,850.57
             N. Insurance (Attachment 7)                  15,125.20            147,581.83
             O. Purchases of Fixed Assets                  3,383.55             73,965.09
             P. Purchases of Inventory                     4,760.00            405,562.85
             Q. Manufacturing supplies                    19,623.47             19,623.47
             R. Repairs and Maintenance                      -                   1,559.21
             S. Payments to Secured Creditors                                   86,500.00
             T. Other Operating Expenses                  52,093.24            939,186.57
                (Attach List)
        6. TOTAL CASH DISBURSEMENTS                      257,934.54          3,876,584.01
        7. ENDING CASH BALANCE
                (LINE 4 - LINE 6)                    $    47,423.35       $     47,423.35


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 29th day of July, 1998.

                    Monthly Financial Report for Business

For the Period Beginning:    6/1/98     and Ending:        6/30/98

Name of Debtor: Digital Products Corporation        Case No: 97-21987 BKC RBR

Date of Petition:                4/3/97

                                                          Current             Cumulative
                                                           Month               Petition to Date

                OTHER RECEIPTS

        IL Unemployment Refund                                 -                 701.08
        Employees                   Shipping                   -                  22.25
        AT&T Refund                                            -                 172.98
        Various                     Misc Income                -               1,197.38
        Genesee County              Payment in Error           -               1,622.00
        COD                         Supplies/Other             -               2,357.37
        EMS                         Cash Advance               -              24,900.00
        APT                         Refund deposit             -              10,000.00
        Various                     Tax refunds                -                 257.51
        State of Utah               Receipt in error           -               4,750.20
                                    Void Checks                -                 245.52
        NASDAQ                      Refund                     -               4,000.00
        Judy Sundberg               Advance                    -               8,850.00
        Synergy Media               Draw on Trust Funds        -              20,000.00
        IMS, Inc.                   Reimburse Expenses         -              30,000.00
                                    Void checks                                  245.52
        IMS, Inc.                   Advance                                  179,100.00
        DPAC                        Advance                                   33,000.00
        T. Snelling                 Advance                  500.00              500.00
                                                           $ 500.00        $ 321,921.81


                    Monthly Financial Report for Business

For the Period Beginning:    6/1/98     and Ending:        6/30/98

Name of Debtor: Digital Products Corporation        Case No: 97-21987 BKC RBR

Date of Petition:                4/3/97

                                                                    Current                Cumulative
                                                                     Month               Petition to Date

                OTHER OPERATING EXPENSES

Tax Acct        Bank Charge                Service Charges              67.48                     406.97
Barnett Bank    Bank Charge                Wire Transfer Fees          141.00                     378.00
Operating Acct  Bank Charge                Service Charges             335.45                   1,359.49
Payroll Acct    Bank Charges               Service Charges              69.55                     464.98
                Kinko's                    Copies for Tracking          -                         654.67
                Postage                    Next Day Mailing             -                          56.75
                Subcontractors             Installers                   -                      29,933.63
                Corporate License Fees                                  -                         330.00
                Computer Programmer                                     -                      43,475.48
                Subcontractors             Labor                     7,810.87                 263,199.05
                Freight                                             14,114.22                 111,824.18
                Transfer Agent/Other                                    -                      38,875.25
                Patent Renewals                                         -                      13,289.00
                Refund (ck Rec in Error)                                -                       6,362.20
                Advance Payment            Repayment                    -                      24,900.00
                Various                    Medical Claims               -                       2,451.88
                Subcontractors             Computer Supplies            -                         498.18
                S. Kapila                  Interim CFO                  -                      10,469.05
                L. Martin                  Commission                   -                       1,000.00
                T. Snellings               Consult/Comm                 -                      24,708.30
                Various                    Network Support              -                      10,534.33
                Various                    Move Expense                 -                       7,006.60
                SGSG                       Advance                      -                      18,786.09
                Competatech/Others         Training                                             3,056.91
                Employees                  Mileage                      -                         168.44
                Employees                  125s Reimbursement           -                       2,588.00
                Corporate Systems          CCSN Deposit                 -                      61,612.96
                Mike Luther                Expense Reimb/Adv        10,000.00                  43,556.61
                Peggy Conway               Expense Advance              -                       2,000.00
                USCF                       Fees                         -                         500.00
                Various                    Deposits                     -                      40,500.00
                EMS                        Commission                   -                       2,843.25
                Bank of Kaukauna           Utah lease                   -                      15,044.63
                Transfer to IMS            Expense Reimburse            -                      25,000.00
                American Stock Transfer    Legal                        -                       1,600.00
                Holland & Knight           Legal                        -                         285.00
                Judy Sundberg              Advance                                             10,850.00
                Deltec                     Repairs                                              1,663.40
                Electronic Filings         SEC Filing                                             531.00
                America Online             Internet                     26.95                      80.85
                Constant Services          Repairs                                                116.50
                Argentina Consultants      Consulting                                          13,600.00
                Equipment Rentals          Rentals                                              2,191.04


                    Monthly Financial Report for Business

For the Period Beginning:    6/1/98     and Ending:        6/30/98

Name of Debtor: Digital Products Corporation        Case No: 97-21987 BKC RBR

Date of Petition:                4/3/97

                                                                    Current                Cumulative
                                                                     Month               Petition to Date

                     OTHER OPERATING EXPENSES
                T. Snelling                Advance Repay                                         2,253.48
                DPAC                       Advance Repay                                        33,000.00
                Disclosure Mailings        Mailings                     19,527.72               55,974.72
                Thomas Deer                Petty Cash                                              500.00
                Chuck Nora                 Expense Advance                                       1,000.00
                Victor Flores              Expense Advance                                       1,000.00
                Ken Virgillito             Expense Advance                                       1,005.00

                                           Total                     $  52,093.24            $ 939,186.57



                                 ATTACHMENT 1

              Monthly Accounts Receivable Aging & Reconciliation

Name of Debtor: Digital Products Corporation        Case No: 97-21987 BKC RBR

For the Period Beginning:    6/1/98     and Ending:        6/30/98


ACCOUNTS RECEIVABLE AT PETITION DATE:                $534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

     Beginning of Month Balance                $ 561,725.96
     Plus: Current Month New Billings            266,084.49
     Less: Collections during the Month          258,482.30
     End of Month Balance                      $ 569,328.15


Aging:  (Show the total amount for each age group of accounts
                Incurred since filing the petition)

0-30 days        31-60 days        61-90 days      Over 90        Total
                                                   Days
$219,611.78      67,153.48         60,978.44       191,676.65     $539,420.35

                               ATTACHMENT 2

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Products Corporation        Case # 97-21987 BKC-RBR

Reporting Period Beginning        6/1/98        and Ending        6/30/98

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.

Date             Days
Incurred         Outstanding        Vendor                        Description                Amount
24-Apr-97                           Millward & Co.                Audit                         150.00 dispute
 1-Feb-98        150                Access 2000                   Computer System             5,358.00
 1-Feb-98        150                Doug Hogmire                  Computer                    1,383.55
2-Feb-98         117                AT&T                          Phones                      3,053.88
22-Apr-98         69                St. of Hawaii                 Taxes                         286.16
22-Apr-98         69                St. of Hawaii                 Taxes                         336.32
30-Apr-98         61                Acme Typewriter               Office Sup.                    79.04
30-Apr-98         61                Royal Mercantile Trust                                    2,583.56 dispute
22-Apr-98         39                Modern Time Systems           Repair                         93.17
03-Apr-98         88                Cort Furniture                Rent                          134.96
01-May-98         60                Telnet Data                   Supplies                    1,800.00
23-Apr-98         37                O'Donnell Ficenec             Tax Prep.                   8,500.00
20-Apr-98         71                DAS Consulting                Repair                        530.00
17-Apr-98         74                Comguard                      Repair                     11,625.00
14-Apr-98         77                Monroe County Probation       Equip                       2,560.00
01-May-98         61                Telnet Data Group             Supplies                    1,800.00
30-Apr-98         61                Reliable Office Supplies      Supplies                      153.04
16-May-98         45                Telogy                        Supplies                      131.44
30-Apr-98         61                Peggy Conway                  Employee Expenses             633.33
11-Mar-98        111                Cort Furniture                Rent                           10.00
04-Apr-98         87                Cort Furniture                Rent                           10.00
06-May-98         55                Cort Furniture                Rent                           10.00
06-May-98         55                Cort Furniture                Rent                           10.00
20-May-98         41                Key Leasing                   Rent                          500.00
29-May-98         32                XiNETix                       Rent                        4,088.50
02-May-98         58                Cort Furniture                Rent                          134.96
04-May-98         57                FP&L                          Rent                           59.91
12-Jan-98        169                IKON                          Supplies                      345.62
01-May-98         61                AT&T Telephone Conf           Telephone                     519.12
30-Apr-98         62                Nextel                        Telephone                      92.88
20-May-98         71                Network Solutions             Misc                          100.00
01-May-98         61                TCG                           Telephone                   4,722.48
23-May-98         68                LCI Int'l                     Telephone                      20.59
23-Jan-98        158                David Bower                   Contract Labor                200.00
02-May-98         60                Steve Makk                    Contract Labor              7,060.00
04-May-98         58                Sandra Umana                  Contract Labor                 40.00
08-May-98         54                Am. Design                    Contract Labor                540.00
14-May-98         46                Liberty Court                 Contract Labor                268.88
15-May-98         46                Am. Design                    Contract Labor                486.00
17-May-98         44                Comguard                      Contract Labor              1,625.00


                               ATTACHMENT 2

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Products Corporation        Case # 97-21987 BKC-RBR

Date             Days
Incurred         Outstanding       Vendor                        Description                Amount

18-May-98        43                Steve Makk                    Contract Labor               3,407.50
22-May-98        39                Am. Design                    Contract Labor                 486.00
28-May-98        33                DAS Consulting                Contract Labor                 265.00
20-Feb-98        99                Dean Witter                   Professional Fees               67.45
01-Apr-98        91                Am. Stock Transfer            Professional Fees            1,600.00
01-May-98        61                Am. Stock Transfer            Professional Fees            1,600.00
15-May-98        46                Statewide Invest.             Professional Fees               12.00
18-May-98        43                Holland & Knight              Professional Fees            4,625.00
18-May-98        43                Frogs                         Professional Fees              223.65
21-May-98        40                Electronic Filings            Professional Fees              171.00
11-May-98        50                Holland & Knight              Professional Fees            2,905.00
09-May-98        52                CSC                           Professional Fees              172.50
01-June-98       29                Am Stock Transfer             Professional Fees            1,600.00
01-June-98       29                EMS                           Contract Labor                 771.75
01-June-98       29                LCI                           Telephone                    5,000.00
01-June-98       29                Triple S Transport            Freight                         76.00
02-June-98       28                Office Depot                  Office Supplies                395.38
03-June-98       27                LCI                           Telephone                   36,747.66
06-June-98       24                Carl Margolis                 Contract Labor                 562.50
08-June-98       22                R Soft, Inc.                  Supplies                     2,588.93
10-June-98       20                Foam Factory                  Supplies                     1,509.00
11-June-98       19                EFD                                                           58.26
11-June-98       19                Eugene Kennedy                Professional Fees            3,940.00
14-June-98       16                Liberty Court                 Travel                         268.88
16-June-98       14                Telogy                                                       131.44
19-June-98       11                Key Leasing                   Rent                         1,500.00
19-June-98       11                Re-entry Services             Contract Labor               1,264.50
20-June-98       10                Steve Makk & Assoc            Contract Labor               8,851.20
23-June-98        7                LCI                           Telephone                      832.88
25-June-98        5                Smith Barney                                                 108.77
29-June-98        1                Federal Express               Freight                        279.89
29-June-98        1                Smith Barney                                                  74.48
30-June-98                         Deltec                        Supplies                     1,150.00
30-June-98                         Holland Knight                Professional Fees              861.00
30-June-98                         Albani Laporte                Contract Wages                 256.52

                                                                                          $ 146,457.53

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

   Opening Balance (total from prior report)                $ 144,129.37
   Plus: New Indebtedness Incurred This Month                  69,045.45
   Less:  Amount Paid on Prior Accounts Payable                66,717.29
   End of Month Balance                                       146,457.53

                                ATTACHMENT 3

Name of Debtor: Digital Products Corporation          Case # 97-21987 BKC-RBR

Report Period Beginning         6/1/98        and Ending        6/30/98

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                $148,780.63

INVENTORY RECONCILIATION:

    Inventory Balance at Beginning of Month        $ 149,052.13
    Inventory Purchased during Month                   4,760.00
    Inventory Used or Sold                             4,760.00
    Inventory on Hand at End of Month              $ 149,052.13

METHOD OF COSTING INVENTORY:        Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.







FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:       $ 716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month          $ 384,106.00
        Less:        Depreciation Expense                 34,963.00
        Plus:        New Purchases                         3,383.50
        Less:        Disposed Under Lease Rejection
Ending Monthly Balance                                 $ 352,526.50

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                ATTACHMENT 4

                       MONTHLY BANK RECONCILIATIONS

DEBTOR: Digital Products Corporation                Case # 97 21987 BKC-RBR

Report Period Beginning:         6/1/98        Ending:        6/30/98

BANK:        Comerica Bank & Trust                BRANCH:        Boca Raton
ACCT NAME:        Digital Products Corporation
ACCT NUMBER:        1811006533
PURPOSE OF ACCOUNT:        Operating Account

        Beginning Balance                     $  43,276.64
        Total of Deposits Made                  258,982.30
        Total Amount of Checks/Wires            149,532.69
        Service Charges                             476.45
        Transfers to Other Accounts             107,628.21
        Closing Balance                       $  44,621.59


Number of First Check Written This Period               2139
Number of Last Check Written This Period                2204
Total Number of Checks Written This Period                59
Total Number of Wire Transfers                             9
 Voided Checks This Period                                 2
                                          Total           70



BANK:        Comerica Bank & Trust                BRANCH:        Boca Raton
ACCT NAME:        Digital Products Corporation
ACCT NUMBER:        1811006541
PURPOSE OF ACCOUNT:        Payroll Account

        Beginning Balance                $   2,021.11
        Total of Deposits Made
        Transfers in                        81,160.18
        Total Amount of Checks Written      81,211.28
        Service Charges Payroll Depot          352.82
        Service Charges                         69.55
        Transfers to Other Accounts
        Closing Balance                  $   1,547.64


Number of First Check Written This Period               914
Number of Last Check Written This Period                974

Total Number of Checks Written This Period               60
Plus Manual Checks                                        2
        Total                                            62

Plus        Direct Deposits                              75   Items
                                            Total       137   Items

                                 ATTACHMENT 4

                         MONTHLY BANK RECONCILIATION

DEBTOR:        Digital Products Corporation           Case # 97 21987 BKC-RBR

Report Period Beginning:           6/1/98        Ending:          6/30/98

BANK:        Comerica Bank & Trust                BRANCH:        Boca Raton
ACCT NAME:        Digital Products Corporation
ACCT NUMBER:        1811006558
PURPOSE OF ACCOUNT:        Tax Account

        Beginning Balance                $    1,077.84
        Total of Deposits Made               26,468.03  Transfers in
        Total Amount of Checks Written       26,224.27   Transfers out
        Service Charges                          67.48
        Transfers to Other Accounts
        Closing Balance                  $    1,254.12

                                 ATTACHMENT 5
                                CHECK REGISTER

DEBTOR: Digital Products Corporation                Case # 97-21987 BKC-RBR
Report Period Beginning:         6/1/98      And Ending:        6/30/98

NAME OF BANK:        Comerica Bank & Trust
ACCOUNT NAME:        Digital Products Corporation
ACCOUNT #:                1811006533
PURPOSE OF ACCOUNT:        Operating Account

Date      Check #      Payee                      Purpose                   Amount
6/2/98    2146         Office Max                 Supplies                     116.03
6/3/98    2147         US Postmaster              Postage                       96.00
6/3/98    2148         Industrial Assembly        Supplies                   4,760.00
6/4/98    2149         Mike Luther                Travel Advance            10,000.00
6/5/98    2139         KBS                        Rent                       1,000.00
6/5/98    Wire         KBS                        Rent                       5,600.00
6/5/98    2150         Craig Thompson             Wages                        145.45
6/9/98    Wire         Renatta Batteries          Supplies                   6,020.80
6/10/98   2151         Board of Equalization -    CA Sales Tax                 553.00
6/11/98   2152         ADP/ICS                    Bankruptcy Mailing        19,527.72
6/11/98   2153         Richard Angulo             Telephone                  1,717.77
6/12/98   2154         US West                    Telephone                    443.33
6/12/98   2155         Frank Garner               Contract Labor               435.00
6/12/98   2156         American Design            Contract Labor             2,806.64
6/12/98   2157         Peggy Conway               Telephone                    633.33
6/12/98   2158         Void
6/17/98   Wire         Seitlan Insurance          Insurance                  4,750.00
6/17/98   Wire         XiNetix                    Rent                       4,000.00
6/18/98   2159         Midwest Employee           Insurance - medical
                       Benefits Admin             and dental                 4,152.68
6/18/98   2160         Industrial Assembly        Inventory - straps         4,760.00
6/18/98   2161         Stock Electronics          Supplies                   3,971.92
6/18/98   2162         Dadan Packaging Co.        Supplies                   2,116.00
6/18/98   2163         Reliance Standard Life     Insurance - disability        40.13
6/18/98   2164         AFCO                       Insurance                  1,332.39
6/18/98   2165         UPS                        Freight                    4,107.96
6/18/98   2166         FedEx                      Freight                    1,366.70
6/18/98   2167         Ken Virgillito             Travel Advance               321.00
6/18/98   2168         Don Rokusek                Printing                     169.08
6/18/98   2169         Jeffrey Serbin             Supplies                     248.31
6/18/98   2170         Worldtech Computers        Office Supplies              242.24
6/18/98   2171         Pagenet                    Telephone                    292.05
6/18/98   2172         TCG                        Telephone                  4,740.00
6/18/98   2173         Gevalia Raffe              Office Supplies               31.85
6/18/98   2174         Liberty Court Travel       Travel                       341.00
6/19/98   2175         Key Leasing                Auto                       1,000.00
6/19/98   2176         EMS                        Contract Labor             3,715.50
6/19/98   2177         Access 2000                Computer                   2,000.00
6/19/98   2178         Chuck Nora                 Expense Reimburse          1,433.66
6/22/98   2179         Memcon                     Rent                       1,000.00
6/22/98   Wire         Seitlan                    Insurance                  4,850.00
6/22/98   2180         Account Resources          Contract Labor               853.73


                                 ATTACHMENT 5
                                CHECK REGISTER

DEBTOR: Digital Products Corporation                Case # 97-21987 BKC-RBR
Report Period Beginning:        6/1/98      And Ending:        6/30/98

NAME OF BANK:        Comerica Bank & Trust
ACCOUNT NAME:        Digital Products Corporation
ACCOUNT #:                1811006533
PURPOSE OF ACCOUNT:        Operating Account

Date      Check #      Payee                      Purpose                   Amount
6/22/98   2181         Jeff Serbin                Supplies                     247.67
6/22/98   2182         Trammell Crowell           Rent                       1,169.00
6/22/98   2183         Doug Hogmire               Computer                   1,383.55
6/22/98   2184         Judy Sundberg              Expense Reimburse            445.13
6/22/98   2185         Penny Woods                Travel                        31.69
6/22/98   2186         XiNetix                    Rent                        4,000.00
6/23/98   2187         Liberty Court              Travel                        476.44
6/23/98   2188         Richard Angulo             Travel                         50.00
6/23/98   2189         Peggy Conway               Expense Reimburse             317.34
6/23/98   Wire         Albani Laporte             Wages                         743.55
6/23/98   2191         Liberty Court              Travel                      1,198.50
6/23/98   2192         St of Hawaii               Taxes                       2,115.00
6/23/98   2193         Void
6/23/98   2194         TCG                        Telephone                   2,268.44
6/23/98   2195         Stock Electronics          Supplies                      914.00
6/23/98   2196         Pagenet                    Telephone                     528.34
6/24/98   2197         US Trustee                 Bankruptcy                  3,750.00
6/24/98   Wire         Fm Hall Springfld          Payroll Taxes               9,062.46
6/24/98   2198         US Postmaster              Postage                        10.75
6/24/98   Wire         KBS                        Rent                        1,000.00
06/24/98  AW           American Online            Internet                       26.95
6/25/98   2199         Federal Express            Freight                       992.08
6/25/98   2200         St. of Florida             Penalty                         5.00
6/25/98   2201         UPS                        Freight                     6,553.98
6/25/98   2202         Self-Storage               Rent                        2,765.84
6/25/98   2203         Deltec                     Supplies                    1,128.30
6/25/98   Wire         KBS                        Rent                        2,400.00
6/29/98   2204         LEP Profit                 Freight                     1,082.75

                                                  Total                     149,532.69

                               ATTACHMENT 5
                              CHECK REGISTER

DEBTOR: Digital Product Corporation                  Case #: 97-21987 BKC-RBR

Report Period Beginning:           6/1/98         and Ending:        6/30/98

NAME OF BANK:                Comerica Bank & Trust
ACCOUNT NAME:                Digital Products
ACCOUNT #:                        1811005541
PURPOSE OF ACCOUNT:        Payroll Account

Date        Check #                        Payee            Purpose                 Amount
6/5/98      914-929+17 direct dep          Employees        Payroll                 $ 20,435.06
6/12/98     930-946+18 direct dep          Employees        Payroll                   20,165.53
6/19/98     947-960+20 direct dep          Employees        Payroll                   19,943.33
6/26/98     961-974+20 direct dep          Employees        Payroll                   20,667.36

        Sub Total Payroll                                                             81,211.28

        Payroll Depot Serv. Chg.                                                         352.82

                                                                 Grand Total        $ 81,564.10

                                ATTACHMENT 5
                               CHECK REGISTER


DEBTOR:     Digital Products Corporation            Case # 97-21987 BKC - RBR

Report Period Beginning:         6/1/98       and Ending:        6/30/98

NAME OF BANK:                Comerica Bank & Trust
ACCOUNT NAME:                Digital Products Corporation
ACCOUNT #:                        1811006558
PURPOSE OF ACCOUNT:        Tax Account

Date           Check #                 Payee                        Purpose               Amount
6/1/98         transfer                Payroll Depot                payroll taxes         $  9,047.46
6/12/98        transfer                Payroll Depot                payroll taxes            9,062.46
6/19/98        transfer                Payroll Depot                payroll taxes            8,648.56
6/26/98        transfer                Payroll Depot                payroll taxes            8,596.91

                                                                                          $ 35,355.39

                              ATTACHMENT 6a
                            Monthly Tax Report

DEBTOR:     Digital Products Corporation           Case #97-21987 BKC - RBR
Reporting Period Beginning:        6/1/98     and Ending:    6/30/98


                  TAXES PAID and ACCRUED DURING MONTH


Date        Bank                   Description               Amount
6/5/98      Comerica Bank          FED WH                    $  4,448.49
                                   FICA                         3,011.47
                                   MEDICARE                       789.72
                                   FUTA                            28.82
                                   IN WH                           62.77
                                   MN WH                           21.58
                                   NE WH                          266.98
                                   MD WH                          112.93
                                   MI WH                           30.80
                                   IN SUTA                         12.92
                                   FL SUTA                        188.28
                                   NE SUTA                          4.04

                                                             $  8,978.80

6/12/98     Comerica Bank          FED WH                      $4,655.15
                                   FICA                         2,973.46
                                   MEDICARE                       780.03
                                   FUTA                            25.87
                                   IN WH                           62.77
                                   MD WH                          112.93
                                   MI WH                           30.80
                                   MN WH                           21.58
                                   NE WH                          271.96
                                   FL SUTA                        160.62
                                   MD SUTA                          9.06
                                   IN SUTA                         12.92

                                                             $  9,062.46

                                ATTACHMENT 6a
                              Monthly Tax Report

DEBTOR:    Digital Products Corporation             Case #97-21987 BKC - RBR
Reporting Period Beginning:        6/1/98        and Ending:        6/30/98


                     TAXES PAID and ACCRUED DURING MONTH

Date           Bank                 Description                Amount
6/19/98        Comerica Bank        FED WH                     $ 4,147.60
                                    FICA                         3,051.02
                                    MEDICARE                       767.09
                                    FUTA                            22.57
                                    IN WH                           62.77
                                    MD WH                          112.93
                                    MI WH                           30.80
                                    MN WH                           21.58
                                    NE WH                          271.72
                                    FL SUTA                        138.74
                                    NE SUTA                          8.82
                                    IN SUTA                         12.92
                                                               $ 8,648.56

6/26/98        Comerica Bank        FED WH                     $ 4,389.95
                                    FICA                         2,810.03
                                    MEDICARE                       791.87
                                    FUTA                            21.58
                                    IN WH                           62.77
                                    MD WH                           42.66
                                    MI WH                           30.80
                                    MN WH                           21.58
                                    NE WH                          272.08
                                    FL SUTA                        131.48
                                    MD SUTA                          9.19
                                    IN SUTA                         12.92
                                                               $ 8,596.91

                                 ATTACHMENT 6b

DEBTOR:     Digital Products Corporation              Case #97-21987 BKC - RBR
Report Period Beginning:      6/1/98        and Ending:        6/30/98

                             TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax returns filed 1/31/98. Period: 4th Quarter returns

Name of Taxing  Date Payment                   Description                Amount
Authority       Due
FUTA           07/31/98                        Fed unemployment tax             806.13
FL SUTA        07/31/98                        FL unemployment                2,432.25
IN SUTA        07/31/98                        IN unemployment                  219.64
MD SUTA        07/31/98                        MD unemployment                  429.59
MI SUTA        07/31/98                        MI unemployment                  383.30
MN SUTA        07/31/98                        MN unemployment                  162.79
NE SUTA        07/31/98                        NE unemployment                  140.86
WA SUTA        07/31/98                        WA unemployment                   64.62
FED WH         07/15/98                        FED WH                         4,389.95
FICA           07/15/98                        FICA                           2,810.03
MEDICARE       07/15/98                        MEDICARE                         791.87
IN WH          07/15/98                        IN WH                             62.77
MD WH          07/15/98                        MD WH                             42.66
MI WH          07/15/98                        MI WH                             30.80
MN WH          07/15/98                        MN WH                             21.58
NE WH          07/15/98                        NE WH                            272.08


                               ATTACHMENT 7
                SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:     Digital Products Corporation      Case #97-21987 BKC - RBR

Report Period Beginning:       6/1/98        and Ending        6/30/98

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer:               Title                Amount Paid                Travel Adv.
Richard Angulo                 Pres/COO             $ 12,356.77                $       -
Michael Luther                 CEO/Chairman            9,230.80                        -



                              PERSONNEL REPORT

                                                       Full Time    Part Time
Number of employees at beginning of period                28            1
Number hired during the period                            -
Number converted to full time                             -             -
Number terminated during the period                       -             -
Number of employees on payroll at the end of period      28             1


                         CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.


Carrier                Agent & Phone #         Policy #          Coverage          Expiration        Date
                                                                 Type              Date              Premium Due
Zenith                Alexander & Alex         12924             WC                 4/1/99           4/1/99
                      305-279-7870
Zenith                Dade Underwriters        40076             WC                 3/1/99           3/1/99
                      954-462-1304
Reliance Stand.       Mahoney & Asso.          LTD097814         LTD                7/1/98           6/15/98
Life Insurance        954-763-7971
Gotham Ins.           Seitlin Ins.             MM014842LP296     Comp. Gen'l        6/1/98           paid
                      305-591-0090                               Liability
Nat'l Union Fire      Seitlin Ins.             BE9327676         Umbrella           6/1/98           paid
Ins. Co. of Pitt.     305-591-0090                               Liability
Pacific Ins. Co.      Seitlin Ins.             ZG0008872         Property           5/1/99           paid
                      305-591-0090
Fidelity & Dep.       Seitlin Ins.             CCP0033867        Crime              5/1/99           paid
                      305-591-0090
Mutual of             Midwest Emp. Ben.        266 MBPT          Health & Dental   10/1/98           paid
Omaha
